Exhibit 99.2

PORTFOLIO STATISTICS

TOTAL MULTIFAMILY PORTFOLIO AT SEPTEMBER 30, 2024 (1)

In apartment units

	Same Store	Non-Same Store	Lease-up	Total Completed Communities	Development Units Delivered	Total
Atlanta, GA	11,434	—	340	11,774	—	11,774
Dallas, TX	10,116	—	—	10,116	—	10,116
Austin, TX	6,829	350	—	7,179	—	7,179
Charlotte, NC	5,651	560	352	6,563	—	6,563
Orlando, FL	5,643	264	310	6,217	—	6,217
Raleigh/Durham, NC	5,350	—	306	5,656	26	5,682
Tampa, FL	5,416	—	—	5,416	—	5,416
Houston, TX	5,175	—	—	5,175	—	5,175
Nashville, TN	4,375	—	—	4,375	—	4,375
Fort Worth, TX	3,687	—	—	3,687	—	3,687
Jacksonville, FL	3,496	—	—	3,496	—	3,496
Phoenix, AZ	2,968	323	—	3,291	215	3,506
Charleston, SC	3,168	—	—	3,168	—	3,168
Greenville, SC	2,354	—	—	2,354	—	2,354
Richmond, VA	1,732	272	—	2,004	—	2,004
Northern Virginia	1,888	—	—	1,888	—	1,888
Savannah, GA	1,837	—	—	1,837	—	1,837
Memphis, TN	1,811	—	—	1,811	—	1,811
San Antonio, TX	1,504	—	—	1,504	—	1,504
Birmingham, AL	1,462	—	—	1,462	—	1,462
Fredericksburg, VA	1,435	—	—	1,435	—	1,435
Denver, CO	1,118	—	—	1,118	265	1,383
Huntsville, AL	1,228	—	—	1,228	—	1,228
Kansas City, MO-KS	1,110	—	—	1,110	—	1,110
Other	6,502	672	400	7,574	—	7,574
Total Multifamily Units	97,289	2,441	1,708	101,438	506	101,944
(1)
Schedule excludes MAA's 35% ownership in a 269-unit joint venture property in Washington, D.C.

Supplemental Data S-1

PORTFOLIO STATISTICS (CONTINUED)

TOTAL MULTIFAMILY COMMUNITY STATISTICS (1)

Dollars in thousands, except Average Effective Rent per Unit

	As of September 30, 2024			Average Effective	As of September 30, 2024
	Gross Real Assets	Percent to Total of Gross Real Assets	Physical Occupancy	Rent per Unit for the Three Months Ended September 30, 2024	Completed Units	Total Units, Including Development
Atlanta, GA	$2,112,564	13.0%	95.2%	$1,813	11,434
Dallas, TX	1,604,908	9.9%	95.3%	1,663	10,116
Charlotte, NC	1,164,345	7.2%	95.7%	1,651	6,211
Orlando, FL	1,037,612	6.4%	95.6%	1,997	5,907
Tampa, FL	1,021,710	6.3%	96.0%	2,093	5,416
Austin, TX	963,975	5.9%	94.9%	1,582	7,179
Raleigh/Durham, NC	737,874	4.5%	95.6%	1,544	5,350
Houston, TX	719,650	4.4%	95.3%	1,436	5,175
Phoenix, AZ	594,192	3.7%	95.7%	1,738	3,291
Northern Virginia	577,851	3.6%	96.6%	2,484	1,888
Nashville, TN	565,251	3.5%	95.9%	1,690	4,375
Charleston, SC	435,344	2.7%	96.1%	1,815	3,168
Fort Worth, TX	398,572	2.5%	96.1%	1,582	3,687
Jacksonville, FL	318,905	2.0%	95.7%	1,510	3,496
Denver, CO	297,533	1.8%	95.6%	1,978	1,118
Richmond, VA	283,208	1.7%	96.7%	1,627	2,004
Fredericksburg, VA	258,465	1.6%	96.6%	1,873	1,435
Greenville, SC	245,184	1.5%	94.7%	1,336	2,354
Savannah, GA	227,245	1.4%	95.5%	1,713	1,837
Kansas City, MO-KS	194,665	1.2%	95.5%	1,634	1,110
Birmingham, AL	172,927	1.1%	95.3%	1,412	1,462
San Antonio, TX	172,037	1.1%	95.7%	1,367	1,504
All Other Markets by State (individual markets <1% gross real assets)
Tennessee	207,772	1.3%	95.1%	1,348	2,754
Florida	194,801	1.2%	95.6%	1,839	1,806
Alabama	179,947	1.1%	95.9%	1,394	1,648
Virginia	169,423	1.0%	93.6%	1,778	1,039
Kentucky	103,711	0.6%	95.9%	1,270	1,308
Maryland	84,485	0.5%	97.0%	2,288	361
Nevada	75,588	0.5%	96.3%	1,592	721
South Carolina	39,437	0.2%	93.1%	1,263	576
Stabilized Communities	$15,159,181	93.4%	95.5%	$1,690	99,730
Charlotte, NC	224,002	1.4%	85.5%	1,889	352	893
Raleigh/Durham, NC	195,656	1.2%	28.1%	1,807	332	712
Tampa, FL	141,539	0.9%	—	—	—	495
Denver, CO	119,942	0.7%	44.9%	2,298	265	352
Phoenix, AZ	102,312	0.6%	45.1%	1,947	215	662
Salt Lake City, UT	94,997	0.6%	64.0%	1,761	400	400
Atlanta, GA	91,353	0.6%	78.8%	2,094	340	340
Orlando, FL	83,727	0.5%	89.7%	2,026	310	310
Richmond, VA	14,679	0.1%	—	—	—	306
Lease-up / Development Communities	$1,068,207	6.6%	57.6%	$1,959	2,214	4,470
Total Multifamily Communities	$16,227,388	100.0%	94.5%	$1,696	101,944	104,200
(1)
Schedule excludes MAA's 35% ownership in a 269-unit joint venture property in Washington, D.C. As of September 30, 2024, the gross investment in real estate for this community was $82.5 million and includes a mortgage note payable of $51.9 million. For the nine months ended September 30, 2024, this apartment community achieved NOI of $6.2 million.

Supplemental Data S-2

COMPONENTS OF NET OPERATING INCOME

Dollars in thousands

	Three Months Ended			As of September 30, 2024
	September 30, 2024	September 30, 2023	Percent Change	Apartment Units	Gross Real Assets
Operating Revenues
Same Store Communities	$523,533	$523,510	0.0%	97,289	$14,685,767
Non-Same Store Communities	13,312	11,171		2,441	473,414
Lease-up/Development Communities	7,779	901		2,214	1,068,207
Total Multifamily Portfolio	$544,624	$535,582		101,944	$16,227,388
Commercial Property/Land	6,502	6,460		—	372,532
Total Operating Revenues	$551,126	$542,042		101,944	$16,599,920

Property Operating Expenses
Same Store Communities	$196,266	$190,537	3.0%
Non-Same Store Communities	4,693	4,688
Lease-up/Development Communities	4,351	1,256
Storm Costs	3,349	—
Total Multifamily Portfolio	$208,659	$196,481
Commercial Property/Land	2,902	2,742
Total Property Operating Expenses	$211,561	$199,223

Net Operating Income
Same Store Communities	$327,267	$332,973	-1.7%
Non-Same Store Communities	8,619	6,483
Lease-up/Development Communities	3,428	(355)
Storm Costs	(3,349)	—
Total Multifamily Portfolio	$335,965	$339,101
Commercial Property/Land	3,600	3,718
Total Net Operating Income	$339,565	$342,819	-0.9%

COMPONENTS OF SAME STORE PORTFOLIO PROPERTY OPERATING EXPENSES

Dollars in thousands

	Three Months Ended			Nine Months Ended
	September 30, 2024	September 30, 2023	Percent Change	September 30, 2024	September 30, 2023	Percent Change
Property Taxes	$65,593	$65,428	0.3%	$201,960	$197,907	2.0%
Personnel	43,205	41,598	3.9%	124,537	119,062	4.6%
Utilities	36,347	35,018	3.8%	101,520	98,244	3.3%
Building Repair and Maintenance	26,888	26,371	2.0%	74,842	73,211	2.2%
Office Operations	8,881	7,765	14.4%	25,914	22,362	15.9%
Insurance	8,324	8,320	0.0%	24,756	22,491	10.1%
Marketing	7,028	6,037	16.4%	21,043	19,137	10.0%
Total Property Operating Expenses	$196,266	$190,537	3.0%	$574,572	$552,414	4.0%

Supplemental Data S-3

MULTIFAMILY SAME STORE PORTFOLIO NOI CONTRIBUTION PERCENTAGE

			Average Physical Occupancy
		Percent of	Three Months Ended		Nine Months Ended
	Apartment Units	Same Store NOI	September 30, 2024	September 30, 2023	September 30, 2024	September 30, 2023
Atlanta, GA	11,434	11.7%	95.0%	94.5%	94.4%	94.5%
Dallas, TX	10,116	9.1%	95.7%	96.0%	95.3%	95.7%
Orlando, FL	5,643	7.3%	95.9%	96.1%	96.0%	96.0%
Tampa, FL	5,416	7.3%	96.0%	95.9%	95.9%	95.7%
Charlotte, NC	5,651	6.1%	95.9%	95.8%	95.5%	95.6%
Austin, TX	6,829	5.4%	95.5%	95.3%	94.9%	95.3%
Raleigh/Durham, NC	5,350	5.4%	95.7%	96.4%	95.8%	95.8%
Nashville, TN	4,375	4.8%	96.0%	96.1%	95.9%	95.7%
Houston, TX	5,175	4.2%	95.4%	95.3%	95.3%	95.5%
Charleston, SC	3,168	3.8%	96.5%	96.6%	96.2%	96.0%
Fort Worth, TX	3,687	3.6%	95.5%	95.9%	95.3%	95.7%
Phoenix, AZ	2,968	3.5%	96.0%	95.3%	95.2%	95.6%
Jacksonville, FL	3,496	3.2%	95.9%	95.6%	95.6%	95.8%
Northern Virginia	1,888	3.1%	96.6%	96.6%	96.7%	96.2%
Greenville, SC	2,354	1.9%	95.3%	96.0%	95.7%	96.1%
Savannah, GA	1,837	1.9%	95.5%	96.5%	95.7%	96.2%
Richmond, VA	1,732	1.9%	96.6%	96.2%	96.5%	95.9%
Fredericksburg, VA	1,435	1.8%	96.4%	96.2%	96.8%	96.2%
Memphis, TN	1,811	1.5%	95.3%	94.0%	95.4%	94.5%
Denver, CO	1,118	1.5%	95.6%	95.5%	95.7%	95.4%
Birmingham, AL	1,462	1.2%	96.0%	96.4%	95.6%	96.2%
San Antonio, TX	1,504	1.2%	96.0%	96.3%	95.6%	95.7%
Kansas City, MO-KS	1,110	1.1%	96.0%	96.2%	96.0%	95.9%
Huntsville, AL	1,228	1.0%	95.4%	94.7%	95.1%	95.2%
Other	6,502	6.5%	96.0%	96.3%	95.9%	95.9%
Total Same Store	97,289	100.0%	95.7%	95.7%	95.5%	95.6%

Supplemental Data S-4

MULTIFAMILY SAME STORE PORTFOLIO QUARTER OVER QUARTER COMPARISONS

Dollars in thousands, except Average Effective Rent per Unit

		Revenues			Expenses			NOI			Average Effective Rent per Unit
	Units	Q3 2024	Q3 2023	% Chg	Q3 2024	Q3 2023	% Chg	Q3 2024	Q3 2023	% Chg	Q3 2024	Q3 2023	% Chg
Atlanta, GA	11,434	$65,177	$66,155	(1.5)%	$26,808	$24,772	8.2%	$38,369	$41,383	(7.3)%	$1,813	$1,861	(2.6)%
Dallas, TX	10,116	53,356	53,563	(0.4)%	23,411	21,068	11.1%	29,945	32,495	(7.8)%	1,663	1,671	(0.5)%
Orlando, FL	5,643	35,215	35,497	(0.8)%	11,347	12,164	(6.7)%	23,868	23,333	2.3%	1,978	2,000	(1.1)%
Tampa, FL	5,416	35,722	35,757	(0.1)%	11,892	12,469	(4.6)%	23,830	23,288	2.3%	2,093	2,108	(0.7)%
Charlotte, NC	5,651	29,557	29,542	0.1%	9,503	8,766	8.4%	20,054	20,776	(3.5)%	1,642	1,651	(0.5)%
Austin, TX	6,829	34,750	35,635	(2.5)%	17,041	15,824	7.7%	17,709	19,811	(10.6)%	1,580	1,635	(3.4)%
Raleigh/Durham, NC	5,350	26,725	26,769	(0.2)%	9,171	8,686	5.6%	17,554	18,083	(2.9)%	1,544	1,549	(0.3)%
Nashville, TN	4,375	23,616	23,766	(0.6)%	8,064	7,979	1.1%	15,552	15,787	(1.5)%	1,690	1,705	(0.9)%
Houston, TX	5,175	23,707	23,578	0.5%	10,065	11,282	(10.8)%	13,642	12,296	10.9%	1,436	1,427	0.6%
Charleston, SC	3,168	18,264	17,736	3.0%	5,868	5,642	4.0%	12,396	12,094	2.5%	1,815	1,756	3.4%
Fort Worth, TX	3,687	19,311	19,181	0.7%	7,537	8,135	(7.4)%	11,774	11,046	6.6%	1,582	1,579	0.2%
Phoenix, AZ	2,968	16,355	16,402	(0.3)%	4,818	4,564	5.6%	11,537	11,838	(2.5)%	1,730	1,756	(1.5)%
Jacksonville, FL	3,496	16,198	16,754	(3.3)%	5,708	6,407	(10.9)%	10,490	10,347	1.4%	1,510	1,559	(3.1)%
Northern Virginia	1,888	14,695	13,783	6.6%	4,705	4,344	8.3%	9,990	9,439	5.8%	2,484	2,345	5.9%
Greenville, SC	2,354	10,314	10,297	0.2%	3,946	3,637	8.5%	6,368	6,660	(4.4)%	1,336	1,329	0.5%
Savannah, GA	1,837	10,078	10,031	0.5%	3,845	3,399	13.1%	6,233	6,632	(6.0)%	1,713	1,684	1.7%
Richmond, VA	1,732	9,114	9,119	(0.1)%	2,949	2,891	2.0%	6,165	6,228	(1.0)%	1,668	1,644	1.4%
Fredericksburg, VA	1,435	8,623	8,296	3.9%	2,606	2,473	5.4%	6,017	5,823	3.3%	1,873	1,801	4.0%
Memphis, TN	1,811	7,983	7,795	2.4%	3,144	3,098	1.5%	4,839	4,697	3.0%	1,378	1,362	1.2%
Denver, CO	1,118	7,046	7,082	(0.5)%	2,214	2,196	0.8%	4,832	4,886	(1.1)%	1,978	1,983	(0.3)%
Birmingham, AL	1,462	6,886	6,714	2.6%	2,821	2,513	12.3%	4,065	4,201	(3.2)%	1,412	1,386	1.9%
San Antonio, TX	1,504	6,612	6,716	(1.5)%	2,684	2,567	4.6%	3,928	4,149	(5.3)%	1,367	1,393	(1.9)%
Kansas City, MO-KS	1,110	5,761	5,537	4.0%	2,153	2,164	(0.5)%	3,608	3,373	7.0%	1,634	1,569	4.1%
Huntsville, AL	1,228	5,354	5,358	(0.1)%	2,012	2,014	(0.1)%	3,342	3,344	(0.1)%	1,307	1,325	(1.4)%
Other	6,502	33,114	32,447	2.1%	11,954	11,483	4.1%	21,160	20,964	0.9%	1,613	1,579	2.2%
Total Same Store	97,289	$523,533	$523,510	0.0%	$196,266	$190,537	3.0%	$327,267	$332,973	(1.7)%	$1,691	$1,697	(0.4)%

Supplemental Data S-5

MULTIFAMILY SAME STORE PORTFOLIO SEQUENTIAL QUARTER COMPARISONS

Dollars in thousands, except Average Effective Rent per Unit

		Revenues			Expenses			NOI			Average Effective Rent per Unit
	Units	Q3 2024	Q2 2024	% Chg	Q3 2024	Q2 2024	% Chg	Q3 2024	Q2 2024	% Chg	Q3 2024	Q2 2024	% Chg
Atlanta, GA	11,434	$65,177	$64,917	0.4%	$26,808	$26,298	1.9%	$38,369	$38,619	(0.6)%	$1,813	$1,827	(0.8)%
Dallas, TX	10,116	53,356	53,009	0.7%	23,411	22,172	5.6%	29,945	30,837	(2.9)%	1,663	1,664	(0.0)%
Orlando, FL	5,643	35,215	35,335	(0.3)%	11,347	12,898	(12.0)%	23,868	22,437	6.4%	1,978	1,982	(0.2)%
Tampa, FL	5,416	35,722	35,792	(0.2)%	11,892	12,541	(5.2)%	23,830	23,251	2.5%	2,093	2,097	(0.2)%
Charlotte, NC	5,651	29,557	29,368	0.6%	9,503	9,126	4.1%	20,054	20,242	(0.9)%	1,642	1,638	0.3%
Austin, TX	6,829	34,750	34,860	(0.3)%	17,041	15,558	9.5%	17,709	19,302	(8.3)%	1,580	1,601	(1.3)%
Raleigh/Durham, NC	5,350	26,725	26,727	(0.0)%	9,171	9,005	1.8%	17,554	17,722	(0.9)%	1,544	1,540	0.3%
Nashville, TN	4,375	23,616	23,588	0.1%	8,064	7,930	1.7%	15,552	15,658	(0.7)%	1,690	1,697	(0.5)%
Houston, TX	5,175	23,707	23,584	0.5%	10,065	9,185	9.6%	13,642	14,399	(5.3)%	1,436	1,431	0.3%
Charleston, SC	3,168	18,264	18,015	1.4%	5,868	5,968	(1.7)%	12,396	12,047	2.9%	1,815	1,792	1.3%
Fort Worth, TX	3,687	19,311	19,230	0.4%	7,537	7,876	(4.3)%	11,774	11,354	3.7%	1,582	1,579	0.2%
Phoenix, AZ	2,968	16,355	16,142	1.3%	4,818	4,553	5.8%	11,537	11,589	(0.4)%	1,730	1,741	(0.6)%
Jacksonville, FL	3,496	16,198	16,319	(0.7)%	5,708	6,188	(7.8)%	10,490	10,131	3.5%	1,510	1,519	(0.6)%
Northern Virginia	1,888	14,695	14,388	2.1%	4,705	4,357	8.0%	9,990	10,031	(0.4)%	2,484	2,421	2.6%
Greenville, SC	2,354	10,314	10,331	(0.2)%	3,946	3,911	0.9%	6,368	6,420	(0.8)%	1,336	1,328	0.6%
Savannah, GA	1,837	10,078	10,157	(0.8)%	3,845	3,904	(1.5)%	6,233	6,253	(0.3)%	1,713	1,706	0.4%
Richmond, VA	1,732	9,114	9,053	0.7%	2,949	2,805	5.1%	6,165	6,248	(1.3)%	1,668	1,650	1.1%
Fredericksburg, VA	1,435	8,623	8,522	1.2%	2,606	2,386	9.2%	6,017	6,136	(1.9)%	1,873	1,832	2.3%
Memphis, TN	1,811	7,983	7,972	0.1%	3,144	3,056	2.9%	4,839	4,916	(1.6)%	1,378	1,368	0.7%
Denver, CO	1,118	7,046	7,052	(0.1)%	2,214	2,222	(0.4)%	4,832	4,830	0.0%	1,978	1,979	(0.0)%
Birmingham, AL	1,462	6,886	6,759	1.9%	2,821	2,739	3.0%	4,065	4,020	1.1%	1,412	1,402	0.7%
San Antonio, TX	1,504	6,612	6,605	0.1%	2,684	3,001	(10.6)%	3,928	3,604	9.0%	1,367	1,375	(0.5)%
Kansas City, MO-KS	1,110	5,761	5,654	1.9%	2,153	2,042	5.4%	3,608	3,612	(0.1)%	1,634	1,598	2.2%
Huntsville, AL	1,228	5,354	5,374	(0.4)%	2,012	1,821	10.5%	3,342	3,553	(5.9)%	1,307	1,313	(0.5)%
Other	6,502	33,114	32,787	1.0%	11,954	11,718	2.0%	21,160	21,069	0.4%	1,613	1,598	0.9%
Total Same Store	97,289	$523,533	$521,540	0.4%	$196,266	$193,260	1.6%	$327,267	$328,280	(0.3)%	$1,691	$1,690	0.1%

Supplemental Data S-6

MULTIFAMILY SAME STORE PORTFOLIO YEAR TO DATE COMPARISONS

Dollars in thousands, except Average Effective Rent per Unit

		Revenues			Expenses			NOI			Average Effective Rent per Unit
	Units	Q3 2024	Q3 2023	% Chg	Q3 2024	Q3 2023	% Chg	Q3 2024	Q3 2023	% Chg	Q3 2024	Q3 2023	% Chg
Atlanta, GA	11,434	$195,215	$195,897	(0.3)%	$77,996	$72,330	7.8%	$117,219	$123,567	(5.1)%	$1,826	$1,847	(1.1)%
Dallas, TX	10,116	159,315	158,733	0.4%	66,542	63,396	5.0%	92,773	95,337	(2.7)%	1,665	1,656	0.6%
Orlando, FL	5,643	105,970	105,813	0.1%	36,569	36,305	0.7%	69,401	69,508	(0.2)%	1,982	1,980	0.1%
Tampa, FL	5,416	107,237	106,335	0.8%	36,817	36,189	1.7%	70,420	70,146	0.4%	2,095	2,091	0.2%
Charlotte, NC	5,651	88,007	86,807	1.4%	27,054	25,663	5.4%	60,953	61,144	(0.3)%	1,639	1,621	1.1%
Austin, TX	6,829	104,423	106,535	(2.0)%	47,643	46,401	2.7%	56,780	60,134	(5.6)%	1,596	1,630	(2.1)%
Raleigh/Durham, NC	5,350	79,950	79,085	1.1%	26,436	24,616	7.4%	53,514	54,469	(1.8)%	1,542	1,530	0.8%
Nashville, TN	4,375	70,798	70,507	0.4%	23,527	22,736	3.5%	47,271	47,771	(1.0)%	1,695	1,692	0.2%
Houston, TX	5,175	70,876	70,227	0.9%	29,706	30,847	(3.7)%	41,170	39,380	4.5%	1,432	1,412	1.4%
Charleston, SC	3,168	54,094	51,946	4.1%	17,457	16,213	7.7%	36,637	35,733	2.5%	1,796	1,720	4.4%
Fort Worth, TX	3,687	57,500	57,229	0.5%	21,923	22,520	(2.7)%	35,577	34,709	2.5%	1,579	1,567	0.8%
Phoenix, AZ	2,968	48,706	49,363	(1.3)%	13,677	12,818	6.7%	35,029	36,545	(4.1)%	1,738	1,758	(1.1)%
Jacksonville, FL	3,496	48,910	50,057	(2.3)%	17,733	17,719	0.1%	31,177	32,338	(3.6)%	1,521	1,554	(2.1)%
Northern Virginia	1,888	43,089	40,724	5.8%	13,411	12,738	5.3%	29,678	27,986	6.0%	2,427	2,306	5.2%
Greenville, SC	2,354	31,001	30,819	0.6%	11,490	10,135	13.4%	19,511	20,684	(5.7)%	1,330	1,313	1.3%
Savannah, GA	1,837	30,248	29,565	2.3%	11,306	9,638	17.3%	18,942	19,927	(4.9)%	1,705	1,654	3.1%
Richmond, VA	1,732	27,189	26,785	1.5%	8,538	8,422	1.4%	18,651	18,363	1.6%	1,654	1,620	2.1%
Fredericksburg, VA	1,435	25,569	24,779	3.2%	7,432	7,129	4.3%	18,137	17,650	2.8%	1,837	1,792	2.5%
Memphis, TN	1,811	23,878	23,498	1.6%	9,086	8,769	3.6%	14,792	14,729	0.4%	1,369	1,353	1.1%
Denver, CO	1,118	21,220	21,037	0.9%	6,556	6,396	2.5%	14,664	14,641	0.2%	1,976	1,961	0.8%
Birmingham, AL	1,462	20,315	19,956	1.8%	8,206	7,628	7.6%	12,109	12,328	(1.8)%	1,403	1,371	2.3%
San Antonio, TX	1,504	19,810	19,908	(0.5)%	8,473	8,279	2.3%	11,337	11,629	(2.5)%	1,376	1,388	(0.9)%
Kansas City, MO-KS	1,110	16,979	16,299	4.2%	6,136	6,110	0.4%	10,843	10,189	6.4%	1,604	1,548	3.6%
Huntsville, AL	1,228	16,032	16,042	(0.1)%	5,842	5,799	0.7%	10,190	10,243	(0.5)%	1,312	1,311	0.1%
Other	6,502	98,371	95,981	2.5%	35,016	33,618	4.2%	63,355	62,363	1.6%	1,599	1,560	2.5%
Total Same Store	97,289	$1,564,702	$1,553,927	0.7%	$574,572	$552,414	4.0%	$990,130	$1,001,513	(1.1)%	$1,690	$1,681	0.6%

Supplemental Data S-7

MULTIFAMILY DEVELOPMENT PIPELINE

Dollars in thousands

		Units as of			Development Costs as of
		September 30, 2024			September 30, 2024				Expected
					Expected	Spend	Expected	Start	Initial
	Location	Total	Delivered	Leased	Total	to Date	Remaining	Date	Occupancy	Completion	Stabilization (1)
Novel Val Vista (2)	Phoenix, AZ	317	215	176	$79,800	$77,279	$2,521	4Q20	4Q23	4Q24	3Q25
MAA Milepost 35	Denver, CO	352	265	178	125,000	119,942	5,058	1Q22	4Q23	4Q24	3Q25
MAA Nixie	Raleigh/Durham, NC	406	26	2	145,500	114,668	30,832	4Q22	3Q24	3Q25	3Q26
MAA Breakwater	Tampa, FL	495	—	—	197,500	141,539	55,961	4Q22	1Q25	4Q25	1Q27
Modera Liberty Row (3)	Charlotte, NC	239	—	—	112,000	90,860	21,140	1Q22	3Q25	1Q26	4Q26
MAA Plaza Midwood (4) (5)	Charlotte, NC	302	—	—	101,500	26,370	75,130	2Q24	2Q26	4Q26	4Q27
Modera Chandler (5)	Phoenix, AZ	345	—	—	117,500	25,033	92,467	2Q24	2Q26	4Q26	4Q27
MAA Porter	Richmond, VA	306	—	—	99,500	14,679	84,821	3Q24	1Q27	3Q27	1Q28
Total Active		2,762	506	356	$978,300	$610,370	$367,930
(1)
Communities are considered stabilized when achieving 90% average physical occupancy for 90 days.
(2)
MAA owns 80% of the joint venture that owns this property.
(3)
In July 2024, MAA agreed to finance the third party development of this property currently under construction. MAA has the option to purchase the development once it is stabilized.
(4)
Previously reported as Alta 10th.
(5)
MAA owns 95% of the joint venture that owns this property.

MULTIFAMILY LEASE-UP COMMUNITIES

Dollars in thousands

		As of September 30, 2024
	Location	Total Units	Physical Occupancy	Spend to Date	Construction Completed	Expected Stabilization (1)
MAA Optimist Park	Charlotte, NC	352	85.5%	$106,772	(3)	4Q24
MAA Boggy Creek	Orlando, FL	310	89.7%	83,727	(3)	4Q24
Novel West Midtown (2)	Atlanta, GA	340	78.8%	91,353	3Q23	1Q25
Novel Daybreak (2)	Salt Lake City, UT	400	64.0%	94,997	3Q24	2Q25
MAA Vale	Raleigh/Durham, NC	306	65.0%	80,988	(3)	2Q25
Total		1,708	76.2%	$457,837
(1)
Communities are considered stabilized when achieving 90% average physical occupancy for 90 days.
(2)
MAA owns 80% of the joint venture that owns this property.
(3)
Property was acquired while in lease-up; construction was complete prior to acquisition by MAA.

MULTIFAMILY INTERIOR REDEVELOPMENT PIPELINE

Dollars in thousands, except per unit data

Nine months ended September 30, 2024
Units Completed	Redevelopment Spend	Average Cost per Unit	Increase in Average Effective Rent per Unit	Increase in Average Effective Rent per Unit	Estimated Units Remaining in Pipeline
4,535	$29,053	$6,406	$107	7.5%	6,000 - 10,000

Supplemental Data S-8

2024 ACQUISITION ACTIVITY (THROUGH SEPTEMBER 30, 2024)

Multifamily Acquisitions	Market	Apartment Units	Closing Date
MAA Boggy Creek	Orlando, FL	310	Sep-24
MAA Vale	Raleigh, NC	306	May-24
Modera Chandler (1)	Phoenix, AZ	345	Apr-24
(1)
Represents a pre-purchase multifamily development. MAA owns 95% of the joint venture that owns this property. Construction of this development commenced in the second quarter of 2024. See “Multifamily Development Pipeline” above for additional information.

Land Acquisition	Market	Acreage	Closing Date
MAA Porter	Richmond, VA	3.3	Aug-24

DEBT AND DEBT COVENANTS AS OF SEPTEMBER 30, 2024

Dollars in thousands

DEBT SUMMARIES
Fixed Rate Versus Floating Rate Debt	Balance	Percent of Total	Effective Interest Rate	Average Years to Rate Maturity
Fixed rate debt	$4,385,968	90.0%	3.6%	7.7
Floating rate debt	490,000	10.0%	5.1%	0.1
Total	$4,875,968	100.0%	3.8%	7.0

Unsecured Versus Secured Debt	Balance	Percent of Total	Effective Interest Rate	Average Years to Contract Maturity
Unsecured debt	$4,515,733	92.6%	3.7%	5.6
Secured debt	360,235	7.4%	4.4%	24.3
Total	$4,875,968	100.0%	3.8%	7.0

Unencumbered Versus Encumbered Assets	Total Cost	Percent of Total	Q3 2024 NOI	Percent of Total
Unencumbered gross assets	$16,216,116	95.5%	$325,427	95.8%
Encumbered gross assets	768,396	4.5%	14,138	4.2%
Total	$16,984,512	100.0%	$339,565	100.0%

FIXED INTEREST RATE MATURITIES

Maturity	Fixed Rate Debt	Effective Interest Rate
2024	$—	—
2025	399,142	4.2%
2026	298,552	1.2%
2027	597,924	3.7%
2028	397,759	4.2%
2029	556,740	3.7%
2030	298,144	3.1%
2031	446,138	1.8%
2032	394,531	5.4%
2033	—	—
Thereafter	997,038	4.2%
Total	$4,385,968	3.6%

Supplemental Data S-9

DEBT AND DEBT COVENANTS AS OF SEPTEMBER 30, 2024 (CONTINUED)

Dollars in thousands

DEBT MATURITIES OF OUTSTANDING BALANCES

Maturity	Commercial Paper (1) & Revolving Credit Facility (2)	Public Bonds	Secured	Total
2024	$490,000	$—	$—	$490,000
2025	—	399,142	—	399,142
2026	—	298,552	—	298,552
2027	—	597,924	—	597,924
2028	—	397,759	—	397,759
2029	—	556,740	—	556,740
2030	—	298,144	—	298,144
2031	—	446,138	—	446,138
2032	—	394,531	—	394,531
2033	—	—	—	—
Thereafter	—	636,803	360,235	997,038
Total	$490,000	$4,025,733	$360,235	$4,875,968
(1)
The $490.0 million maturing in 2024 reflects the principal outstanding under MAALP’s unsecured commercial paper program as of September 30, 2024. Under the terms of the program, MAALP may issue up to a maximum aggregate amount outstanding at any time of $625.0 million. For the three months ended September 30, 2024, average daily borrowings outstanding under the commercial paper program were $403.8 million.
(2)
There were no borrowings outstanding under MAALP’s $1.25 billion unsecured revolving credit facility as of September 30, 2024. The unsecured revolving credit facility has a maturity date of October 2026 with two six-month extension options.

DEBT COVENANT ANALYSIS (1)

Bond Covenants	Required	Actual	Compliance
Total debt to adjusted total assets	60% or less	28.7%	Yes
Total secured debt to adjusted total assets	40% or less	2.1%	Yes
Consolidated income available for debt service to total annual debt service charge	1.5x or greater for trailing 4 quarters	7.0x	Yes
Total unencumbered assets to total unsecured debt	Greater than 150%	350.4%	Yes

Bank Covenants	Required	Actual	Compliance
Total debt to total capitalized asset value	60% or less	21.1%	Yes
Total secured debt to total capitalized asset value	40% or less	1.6%	Yes
Total adjusted EBITDA to fixed charges	1.5x or greater for trailing 4 quarters	7.4x	Yes
Total unsecured debt to total unsecured capitalized asset value	60% or less	20.3%	Yes
(1)
The calculations of the Bond Covenants and Bank Covenants are specifically defined in MAALP’s debt agreements, which have been filed by MAA and MAALP with the SEC.

Supplemental Data S-10

2024 GUIDANCE

MAA provides guidance on expected Core FFO per diluted Share and Core AFFO per diluted Share, which are non-GAAP financial measures, along with guidance for expected Earnings per diluted common share. A reconciliation of expected Earnings per diluted common share to expected Core FFO per diluted Share and Core AFFO per diluted Share is provided below.

	Full Year 2024
Earnings:	Current Range	Current Midpoint
Earnings per common share - diluted	$4.45 to $4.61	$4.53
Core FFO per Share - diluted	$8.80 to $8.96	$8.88
Core AFFO per Share - diluted	$7.84 to $8.00	$7.92

MAA Same Store Portfolio:
Number of units	97,290	97,290
Average physical occupancy	95.4% to 95.6%	95.5%
Property revenue growth	0.25% to 0.75%	0.50%
Effective rent growth	0.25% to 0.45%	0.35%
Property operating expense growth	3.25% to 4.25%	3.75%
NOI growth	-1.90% to -0.70%	-1.30%
Real estate tax expense growth	1.5% to 2.5%	2.0%

Corporate Expenses: ($ in millions)
Property management expenses	$71.5 to $72.5	$72.0
General and administrative expenses	$56.0 to $57.0	$56.5
Total overhead	$127.5 to $129.5	$128.5

Transaction/Investment Volume: ($ in millions)
Multifamily acquisition volume	$350.0 to $450.0	$400.0
Multifamily disposition volume	$80.0 to $90.0	$85.0
Development investment	$300.0 to $400.0	$350.0

Debt:
Average effective interest rate	3.5% to 3.7%	3.6%
Capitalized interest ($ in millions)	$16.0 to $18.0	$17.0

Diluted FFO Shares Outstanding:
Diluted common shares and units	119.75 to 120.25 million	120.0 million

RECONCILIATION OF EARNINGS PER DILUTED COMMON SHARE TO CORE FFO AND CORE AFFO PER DILUTED SHARE FOR FULL YEAR 2024 GUIDANCE

	Full Year 2024 Guidance Range
	Low	High
Earnings per common share - diluted	$4.45	$4.61
Real estate depreciation and amortization	4.83	4.83
Gains on sale of depreciable assets	(0.47)	(0.47)
Gain on consolidation of third-party development	(0.09)	(0.09)
FFO per Share - diluted	8.72	8.88
Non-Core FFO items (1)	0.08	0.08
Core FFO per Share - diluted	8.80	8.96
Recurring capital expenditures	(0.96)	(0.96)
Core AFFO per Share - diluted	$7.84	$8.00
(1)
Non-Core FFO items may include adjustments related to the fair value of the embedded derivative in the MAA Series I preferred shares; gain or loss on sale of non-depreciable assets; gain or loss on investments, net of tax; casualty related charges (recoveries), net; gain or loss on debt extinguishment; legal costs, settlements and (recoveries), net, and mark-to-market debt adjustments.

Supplemental Data S-11

CREDIT RATINGS

	Commercial	Long-Term
	Paper Rating	Debt Rating	Outlook
Fitch Ratings (1)	F1	A-	Stable
Moody’s Investors Service (2)	P-2	A3	Stable
Standard & Poor’s Ratings Services (1)	A-2	A-	Stable
(1)
Corporate credit rating assigned to MAA and MAALP
(2)
Corporate credit rating assigned to MAALP

COMMON STOCK

Stock Symbol:	MAA

Exchange Traded:	NYSE

Estimated Future Dates:	Q4 2024	Q1 2025	Q2 2025	Q3 2025
Earnings release & conference call	Early February	Early May	Late July	Late October

Dividend Information - Common Shares:	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024
Declaration date	9/29/2023	12/12/2023	3/19/2024	5/21/2024	9/24/2024
Record date	10/13/2023	1/12/2024	4/15/2024	7/15/2024	10/15/2024
Payment date	10/31/2023	1/31/2024	4/30/2024	7/31/2024	10/31/2024
Distributions per share	$1.4000	$1.4700	$1.4700	$1.4700	$1.4700

INVESTOR RELATIONS DATA

MAA does not send quarterly reports, earnings releases and supplemental data to shareholders, but provides them upon request.

For recent press releases, SEC filings and other information, call 866-576-9689 (toll free) or email investor.relations@maac.com. This information, as well as access to MAA’s quarterly conference call, is also available on the “For Investors” page of MAA’s website at www.maac.com.

For Questions Contact:
Name	Title
Andrew Schaeffer	Senior Vice President, Treasurer and Director of Capital Markets
Jennifer Patrick	Director of Investor Relations
Phone: 866-576-9689 (toll free)
Email: investor.relations@maac.com

Supplemental Data S-12